UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2013
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Toys “R” Us, Inc.

(Exact Name of Registrant as Specified in Charter)
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Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)
One Geoffrey Way, Wayne, New Jersey 07470
(Address of Principal Executive Offices, including Zip Code)
(973) 617-3500
(Registrant's Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE
On May 3, 2013, Toys “R” Us, Inc. (the “Company”) provided audited consolidated financial statements for its wholly-owned subsidiary Toys “R” Us - Delaware, Inc. (“Toys-Delaware”) (the “Toys-Delaware Consolidated Financial Statements”) as required under certain credit agreements and indentures. The information provided includes:

•	Consolidated Statements of Operations for fiscal years ended February 2, 2013, January 28, 2012 and January 29, 2011;

•	Consolidated Statements of Comprehensive Income for fiscal years ended February 2, 2013, January 28, 2012 and January 29, 2011;

•	Consolidated Balance Sheets as of February 2, 2013 and January 28, 2012;

•	Consolidated Statements of Cash Flows for fiscal years ended February 2, 2013, January 28, 2012 and January 29, 2011;

•	Consolidated Statements of Stockholder’s Equity for fiscal years ended February 2, 2013, January 28, 2012 and January 29, 2011;

•	Notes to the Consolidated Financial Statements; and

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations.
A copy of the Toys-Delaware information described above is attached as Exhibit 99.1 to this report and is incorporated herein by reference into this Item 7.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

99.1	Toys-Delaware Consolidated Financial Statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations.

Signature
Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

Date: May 3, 2013	By:	/s/ F. Clay Creasey, Jr.
	Name:	F. Clay Creasey, Jr.
	Title:	Executive Vice President – Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Toys-Delaware Consolidated Financial Statements and Analysis of Financial Conditions and Results of Operations.